PAGE 1
                                   EXHIBIT 24--POWERS OF
ATTORNEY


                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1996.


                                        /s/ D. O. Andreas
                                        D. O. Andreas
1
          PAGE 2


                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 25th day of September, 1996.


                                  /s/ L. W. Andreas
                                        L. W. Andreas


2
          PAGE 3

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1996.


                                        /s/ M. D. Andreas
                                        M. D. Andreas


3
          PAGE 4

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1996.


                                        /s/ Martin L. Andreas
                                        Martin L. Andreas



4

          PAGE 5

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1996.


                                        /s/ Shreve M. Archer,
Jr.
                                        Shreve M. Archer, Jr.


5

          PAGE 6

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1996.


                                   /s/ Ralph Bruce
                                   Ralph Bruce
6
          PAGE 7

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1996.


                                   /s/ Gaylord O. Coan
                                   Gaylord O. Coan


7
          PAGE 8

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 20th day of September, 1996.


                                   /s/ John H. Daniels
                                   John H. Daniels


8

          PAGE 9

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1996.


                                   /s/ Ray A. Goldberg
                                   Ray A. Goldberg


9
          PAGE 10

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1996.


                                   /s/ F. Ross Johnson
                                   F. Ross Johnson


10
          PAGE 11

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of September, 1996.


                                   /s/ M. B. Mulroney
                                   M. B. Mulroney


11

          PAGE 12

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1996.


                                   /s/ James R. Randall
                                   James R. Randall


12

          PAGE 13

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1996.


                                   /s/ Mrs. N. A. Rockefeller
                                   Mrs. N. A. Rockefeller


13
          PAGE 14

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1996.


                                   /s/ Robert S. Strauss
                                   Robert S. Strauss

14

          PAGE 15

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1996.


                                   /s/ John K. Vanier
                                   John K. Vanier



15
          PAGE 16

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
R. P. REISING, D. J. SCHMALZ, and    D. J. SMITH, and each or
any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be sold by certain stockholders of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 18th day of September, 1996.


                                   /s/ O. Glenn Webb
                                   O. Glenn Webb



16